MIDFIRST BANK

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	06-15-2023	10-15-2023	1253580-100	80	00001462639	13205	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Massimo Motor Sports, Limited Liability Company
3101 W. Miller Rd.
Garland, TX 75041

Lender: MidFirst Bank
Location: Commercial Lending
11001 N Rockwell
Oklahoma City, OK 73162

Principal Amount: $10,000,000.00 **Date of Agreement: June 15, 2023**

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note no. 1253580-100 dated April 18, 2022 in the amount of $10,000,000.00, executed by Borrower in favor of Lender (the "Note").

Governing Agreement. This Note is further governed by a Business Loan Agreement (Asset Based) dated April 18, 2022, previously executed between Borrower and Lender as a part of this Loan (as modified, amended or supplemented, the "Loan Agreement"). The Loan Agreement states the terms and conditions of this Note, including the terms and conditions under which the maturity of this Note may be accelerated. When Borrower signs this Note, Borrower represents to Lender that Borrower has reviewed and is in compliance with the terms contained in the Loan Agreement. All capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

DESCRIPTION OF CHANGE IN TERMS. Borrower has requested that Lender extend the maturity date of the Note to October 15, 2023, Lender has agreed, subject to the terms and conditions of this Agreement. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

1) The maturity date of the Note is hereby extended to October 15, 2023

2) Amend and Restate the Financial Statement section of the Business Loan Agreement (Asset Based) as follows:

Annual Statements. As soon as available, but in no event later than annually, beginning December 31, 2022, due within one-hundred twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender.

All other terms and conditions of the Loan shall remain unchanged unless specifically modified by this Agreement.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

RELEASE OF LENDER. Borrower and any guarantor(s) hereby release and forever discharge Lender, Lender's agents, servants, employees, officers, attorneys, successors and assigns from all damage, loss, claims, demands, liabilities, obligations, actions and causes of action whatsoever which Borrower or any guarantor(s) might now have or claim to have against Lender, whether presently known or unknown, and of every nature and extent whatsoever on account of or in any way concerning, arising out of or founded on the Note or Related Documents or the Loan including, without implied limitation, all such loss or damage of any kind heretofore sustained or that might arise as a consequence of the dealings between the parties. This release will not extend to any claim arising after the date of this Agreement to the extent such claim is based on acts or omissions of Lender occurring after the date of this Agreement except that such release is specifically intended by the parties to include the transactions contemplated by this Agreement.

SECURITY. This loan is secured by previously executed, separate security instruments, including but not limited to the following: a Commercial Security Agreement dated April 18, 2022 covering all business assets; a Deed of Trust and Assignment of Rents dated April 9, 2021 as modified on real property located in Dallas County, State of Texas; Commercial Guaranty Agreements dated April 18, 2022 executed by David Shan and Miller Creek Holdings LLC.

CHANGE IN TERMS AGREEMENT
(Continued)

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

MASSIMO MOTOR SPORTS, LIMITED LIABILITY COMPANY

By: ______________________________
David Shan, Managing Member of Massimo Motor Sports, Limited Liability Company

X ______________________________
David Shan

MILLER CREEK HOLDINGS LLC

By: ______________________________
David Shan, Chief Executive Member of Miller Creek Holdings LLC

LENDER:

MIDFIRST BANK

X ______________________________
Hannah Lai, First Vice President